SCHEDULE 14A INFORMATION

PROXY STATEMENT PURSUANT TO SECTION 14(A) OF THE SECURITIES EXCHANGE ACT OF 1934
                                (AMENDMENT NO. )

Filed by the Registrant  [X]

Filed by a Party other than the Registrant  [   ]

Check the appropriate box:

[ ]  Preliminary Proxy Statement     [  ]CONFIDENTIAL, FOR USE OF THE
                                         COMMISSION ONLY (AS PERMITTED BY
[X]  Definitive Proxy Statement          RULE 14a-6(e)(2)

[ ]  Definitive Additional Materials

[ ]  Soliciting Material Pursuant to (S)240.14a-11(c) or (S)240.14a-12


                         The United Illuminating Company
                         -------------------------------
                (Name of Registrant as Specified in its Charter)


    ----------------------------------------------------------------------
   (Name of person(s) filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):

[X]  $125 per Exchange Act Rules 0-11(c)(1)(ii), 14a-6(i)(1), 14a-6(i)(2) or
     Item 22(a)(2) of Schedule 14A.

[ ] $500 per each party to the controversy pursuant to Exchange Act Rule 14a-6(i)(3).

[ ]  Fee computed on table below per Exchange Act Rules 14a-6(i)(4) and 0-11.

     (1) Title of each class of securities to which transaction applies:

     (2) Aggregate number of securities to which transaction applies:

     (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (Set forth the amount on which the filing fee is calculated and state how it was determined):

     (4) Proposed maximum aggregate value of transaction:

     (5) Total fee paid:

[ ]  Fee paid previously with preliminary materials.

[ ] Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

     (1) Amount Previously Paid:

     (2) Form, Schedule or Registration Statement No.:

     (3) Filing Party:

     (4) Date Filed:

                         THE UNITED ILLUMINATING COMPANY

                   NOTICE OF ANNUAL MEETING OF THE SHAREOWNERS


TO THE SHAREOWNERS:

     Notice is hereby given that the Annual Meeting of the Shareowners of The United Illuminating Company will be held at the New Haven Lawn Club, 193 Whitney Avenue, New Haven, Connecticut, on Wednesday, May 15, 1996 at ten o'clock in the forenoon, for the following purposes:

1.   To elect a Board of Directors for the ensuing year.

2. To vote on the approval of the employment, by the Board of Directors, of Price Waterhouse LLP as the firm of independent public accountants to audit the books and affairs of the Company for the fiscal year 1996.

3. To vote on the approval of The United Illuminating Company Non-Employee Directors Common Stock and Deferred Compensation Plan.

4. To transact such other business as may properly come before the meeting or any adjournments thereof.

     The Board of Directors has fixed the close of business on March 13, 1996 as the record date for determination of the shareowners of the Company entitled to notice of, and to vote at, the meeting and any adjournments thereof.

     REGARDLESS OF WHETHER YOU PLAN TO ATTEND THE MEETING, PLEASE FILL IN, SIGN, DATE AND RETURN PROMPTLY THE ENCLOSED PROXY IN THE ACCOMPANYING ENVELOPE, WHICH REQUIRES NO POSTAGE IF MAILED IN THE UNITED STATES.

     Dated at New Haven, Connecticut, this 28th day of March, 1996.

                                         By Order of the Board of Directors,

                                         KURT MOHLMAN, Treasurer and Secretary


                             YOUR VOTE IS IMPORTANT

    IN ORDER TO SAVE THE COMPANY THE EXPENSE OF FURTHER SOLICITATION TO ENSURE THAT A QUORUM IS PRESENT AT THE ANNUAL MEETING, PLEASE MAIL YOUR PROXY PROMPTLY - REGARDLESS OF THE NUMBER OF SHARES YOU OWN, AND REGARDLESS OF WHETHER YOU PLAN TO ATTEND THE MEETING.



A diagram showing the location of the New Haven Lawn Club appears on the inside of the back cover of the Proxy Statement.

                                 PROXY STATEMENT

     This statement and the accompanying proxy form are furnished on or about March 28, 1996, to security holders of record as of the close of business on March 13, 1996, in connection with the solicitation of proxies for use at the Annual Meeting of the Shareowners of The United Illuminating Company to be held at the New Haven Lawn Club, 193 Whitney Avenue, New Haven, Connecticut on Wednesday, May 15, 1996 at 10:00 a.m. for the purposes set forth in the enclosed Notice of Annual Meeting of the Shareowners. The mailing address of the principal executive offices of the Company is 157 Church Street, P.O. Box 1564, New Haven, Connecticut 06506. The solicitation is made by the Company, and the expense of printing and mailing proxy material will be borne by the Company. The Company will request banks, brokers and other custodians, nominees and fiduciaries to send proxy material to beneficial owners of shares and to secure their voting instructions, if necessary, and the Company will reimburse them for their reasonable expenses in so doing. Directors, officers and employees of the Company may also solicit proxies personally or by telephone, but no compensation will be paid specifically for any such solicitation. In addition, Georgeson &
Company, Inc. of New York, New York, has been retained to aid in the solicitation of proxies by similar methods at a cost to the Company of approximately $11,500, plus expenses.

SHAREOWNERS ENTITLED TO VOTE:

     At the close of business on March 13, 1996, the record date for the meeting, 14,100,091 shares of Common Stock of the Company were outstanding and will be entitled to vote at the meeting, each share being entitled to one vote, on each matter coming before the meeting as set forth in the accompanying Notice of Annual Meeting of the Shareowners and commented on in this Proxy Statement. All votes on each matter coming before the meeting will be counted and tabulated by Inspectors of Proxies and Tellers appointed by the President of the Company pursuant to its Bylaws.

     Common Stock shareowners who are participants in the Company's Automatic Dividend Reinvestment and Common Stock Purchase Plan (DRP) will receive proxy forms that will include the shares in their accounts under the DRP. The Bank of New York, the Company's agent under the DRP, has authorized the Company to vote shares held in the DRP according to the instructions received on such proxy forms.

     Shares of Common Stock for which a proxy in the form that accompanies this Proxy Statement is properly signed and returned (a) will be voted or not voted, in accordance with the choice indicated on the proxy, to fix the number of directors for the ensuing year at twelve and elect as directors the twelve persons named in this Proxy Statement (or such other person or persons as the present Board of Directors shall determine, if one or more of the twelve persons named is unable to serve); (b) will be voted for or against, or not voted, in accordance with the choice indicated on the proxy, with respect to the proposal to approve the employment of Price Waterhouse LLP as independent auditors for the fiscal year 1996; (c) will be voted for or against, or not voted, in accordance with the choice indicated on the proxy, with respect to the proposal to approve the Company's Non-Employee Directors Common Stock and Deferred Compensation Plan; and (d) will be voted in accordance with the discretion of the person or persons voting them with respect to such other matters, if any, as may come before the meeting. The Company is not aware of any such other matters to be presented at the meeting.

     Any proxy may be revoked by the shareowner at any time prior to its use. A proxy may be revoked by filing with the Secretary of the Company a written notice of revocation or a properly signed proxy bearing a later date. A shareowner who attends the meeting in person may, if he or she wishes, vote by ballot at the meeting, thereby canceling any proxy vote previously given.

     Under Connecticut law and the Company's Certificate of Incorporation and Bylaws, action by the shareowners on any matter coming before the meeting can be taken only by the affirmative vote of a majority of the shares of Common Stock represented at the meeting in person or by proxy. Accordingly, when a share represented at the meeting is not voted with respect to the election of directors, approval of the employment of independent auditors, approval of the Non-Employee Directors Common Stock and Deferred Compensation Plan, or such other matters as may come before the meeting, the effect is equivalent to a vote against the recommendation of the Board of Directors with respect to the action to be taken on such matter. Cumulative voting is not permitted under Connecticut law unless a corporation's certificate of incorporation provides for cumulative voting rights; and the Company's Certificate of Incorporation contains no provision for such rights.

PRINCIPAL SHAREOWNERS:

    At the close of business on March 13, 1996, there was no shareowner known to the Company to be the beneficial owner of more than 5% of the shares of its Common Stock.

NOMINEES FOR ELECTION AS DIRECTORS:

     It is intended that shares of Common Stock represented by proxies who are authorized to vote for the election of a Board of Directors on the form that accompanies this Proxy Statement will be voted to fix the number of directors at twelve and (unless instructed otherwise on the form) in favor of the persons listed below for election as directors of the Company. While it is not anticipated that any of the persons listed below will be unable to serve as a director, if that should occur the proxies will be voted for such other person or persons as the present Board of Directors shall determine. All of the nominees listed below except Thelma R. Albright were elected directors at the last annual meeting.

                      NAME, PRINCIPAL OCCUPATION, OTHER
               CORPORATE AFFILIATIONS AND PRINCIPAL OCCUPATIONS                                       DIRECTOR
                   DURING THE PAST FIVE YEARS OF NOMINEE                                        AGE(1)       SINCE
--------------------------------------------------------------------------------                ---         --------

Thelma R. Albright                                                                               49           1995
President, Carter Products Division, Carter-Wallace, Inc., Cranbury, New Jersey.
From 1994 through 1995,  Ms.  Albright was General  Manager and  Executive  Vice
President of Revlon Beauty Care  Division.  From 1991 through 1993 Ms.  Albright was  Executive  Vice  President  of  Marketing  of  Carter-Wallace,  Inc.  Also,
Director, Cosmetics, Toiletry and Fragrance Association.

Marc C. Breslawsky                                                                               53           1995
Vice Chairman, Pitney Bowes, Inc., Stamford, Connecticut. Also, Director, Pitney
Bowes  Credit  Corp.,   the  Computer  and  Business   Equipment   Manufacturers
Association,  Danbury  Health  Systems Inc. and United Way of Eastern  Fairfield
County; and Member, Corporate Council of Western Connecticut State University.

David E. A. Carson                                                                               61           1993
President,  Chief  Executive  Officer and Director,  People's Bank,  Bridgeport,
Connecticut and President,  Chief Executive Officer and Trustee, People's Mutual
Holdings,  Bridgeport,  Connecticut. Also, Chairman, Bridgeport Public Education
Fund,  Business  Advisory  Committee of  Connecticut  Commission on Children and
Bridgeport Area Foundation; Trustee of Connecticut Public Broadcasting; Director
of  Old  State  House,  Hartford,  Connecticut,  Connecticut  Mutual  Investment
Accounts  and  American  Skandia  Trust;  and Member,  Board of  Directors,  The
Bushnell, Hartford, Connecticut, Hartford Stage Company and Bridgeport Financial
Review Board.

John F. Croweak                                                                                  59           1987
Chairman of the Board of Directors,  President and Chief Executive Officer, Blue
Cross & Blue  Shield of  Connecticut,  Inc.,  North  Haven,  Connecticut.  Also,
Chairman of the Board of Directors, Connecticut American Life Insurance Company,
ProMed Systems, Inc., OPTIMED Medical Systems and Signal Medical Services, Inc.;
and Director of BCS Financial,  The New Haven Savings Bank,  Quinnipiac  College
and Opticare.

                      NAME, PRINCIPAL OCCUPATION, OTHER
                CORPORATE AFFILIATIONS AND PRINCIPAL OCCUPATIONS                                     DIRECTOR
                   DURING THE PAST FIVE YEARS OF NOMINEE                                        AGE(1)     SINCE
--------------------------------------------------------------------------------                ---       --------

J. Hugh Devlin                                                                                   53         1989
Managing  Director and Consultant,  Barr Devlin  Associates,  Incorporated,  New
York, New York.  From 1975 through 1988,  Mr. Devlin was a Managing  Director of
Morgan  Stanley & Co.,  Inc.,  during which time he served as head of its Public
Utility  Group.  From January 1989 to April 1990 Mr.  Devlin  served as Advisory
Director of Morgan Stanley & Co., Inc. Also,  Chairman of the Board of Trustees,
Riverview Medical Center.

Robert L. Fiscus                                                                                 58         1992
President since May 1991,  Director since May 1992 and Chief  Financial  Officer since  August  1983,  The United  Illuminating  Company.  Mr.  Fiscus  served as
Executive  Vice  President of the Company  during the period January 1991 to May
1991. Also, Director of The Aristotle Corporation,  Bridgeport Regional Business
Council, Greater Bridgeport Area Foundation, United Way of Greater New Haven and
Susquehanna  University;  Chairman of the Board of Directors  of Griffin  Health
Services Corporation;  and Member, Board of Governors of University of New Haven
and  Board  of  Trustees,   Central  Connecticut  Coast  Young  Men's  Christian
Association, Inc.

Richard J. Grossi                                                                                60         1988
Chairman of the Board of Directors and Chief  Executive  Officer since May 1991,
The United  Illuminating  Company.  Mr.  Grossi  served as  President  and Chief
Operating  Officer of the Company  during the period  January  1991 to May 1991.
Also, Director of Tennis Foundation of Connecticut,  Inc., The New Haven Savings
Bank, Blue Cross & Blue Shield of Connecticut,  Inc., Edison Electric  Institute
and  Connecticut  Business and Industry  Association;  Trustee of Yale-New Haven
Hospital;  Chairman,  North American Electric Reliability  Council,  Connecticut
Public  Broadcasting,  Inc., New Haven Regional Leadership Council and Executive
Committee of the Seabrook Joint Owners.

Betsy Henley-Cohn                                                                                43         1989
Chairman  of the  Board  of  Directors,  Joseph  Cohn & Son,  Inc.,  New  Haven,
Connecticut.  Also, Chairwoman of Birmingham Utilities, Inc.; Chairman, Board of
Commissioners,  9th Square Tax District,  City of New Haven; and Director of The
Aristotle Corporation.

John L. Lahey                                                                                    49         1994
President, Quinnipiac College, Hamden, Connecticut. Also, President, Connecticut
Chapter of The Newcomen  Society;  Director of Council for the  Advancement  and
Support of  Education,  Yale-New  Haven  Hospital and Long Wharf  Theater;  Vice
Chairman and Director  Regional  Plan  Association  Board,  New York,  New York;
Co-Chairman,  Connecticut  Committee of the Regional Plan Association Board; and
Member, Greater New Haven Regional Leadership Council.

F. Patrick McFadden, Jr.                                                                         58         1987
President and Chief  Executive  Officer and Director,  The Bank of New Haven and
BNH Bancshares,  Inc., New Haven,  Connecticut.  Also,  Chairman of the Board of
Directors,  Yale-New  Haven  Health  Services  Corporation;  and Director of The
Community Foundation for Greater New Haven.

Frank R. O'Keefe, Jr.                                                                            66         1989
Retired; former President, Long Wharf Capital Partners, Inc. 1988-1990;  retired
Chairman,  President and Chief Executive Officer,  Armtek Corporation 1986-1988;
President and Chief Operating Officer,  Armstrong Rubber Company 1980-1986;  and
Director  of  Aetna  Life  and   Casualty   Company  and  Southern  New  England
Telecommunications Corporation.

                     NAME, PRINCIPAL OCCUPATION, OTHER
               CORPORATE AFFILIATIONS AND PRINCIPAL OCCUPATIONS                                      DIRECTOR
                   DURING THE PAST FIVE YEARS OF NOMINEE                                        AGE(1)      SINCE
--------------------------------------------------------------------------------                ---        --------

James A. Thomas                                                                                  57         1992
Master,  Saybrook College,  Yale University and Associate Dean, Yale Law School.
Also, Trustee of Yale-New Haven Hospital and People's Mutual Holdings;  Advisory
Director of People's  Bank; and Director of People's Bank Holding  Company,  Sea
Research Foundation and Shubert Theater, New Haven, Connecticut.

-------------------------
(1) Age at May 15, 1996. The Board of Directors has adopted a policy pursuant to which a director will not be a candidate for re-election after his or her 70th birthday.

     The Board of Directors held 9 meetings during 1995. The average attendance record of the directors was 94% for meetings of the Board of Directors and its committees held during 1995.

     Ms. Henley-Cohn and Messrs. Croweak, Grossi and McFadden serve on the Executive Committee of the Board of Directors. The Executive Committee, a standing committee that has and may exercise all the powers of the Board of Directors when it is not in session, met once during 1995.

     Mmes. Albright and Henley-Cohn and Messrs. Carson, Devlin, Lahey, McFadden and Thomas serve on the Audit Committee of the Board of Directors. The Audit Committee, a standing committee that oversees the Company's financial accounting and reporting practices; evaluates the reliability of the Company's system of internal controls; assures the objectivity of independent audits; explores other issues that it deems may potentially affect the Company and its employees; and makes recommendations in these regards to the officers and to the Board of Directors, held four meetings during 1995.

     Ms. Henley-Cohn and Messrs. Breslawsky, Croweak, O'Keefe and Thomas serve on the Compensation and Executive Development Committee of the Board of Directors. The Compensation and Executive Development Committee, a standing committee that reviews the performance of the officers of the Company; reviews and recommends to the Board of Directors the levels of compensation and other benefits paid and to be paid to the officers of the Company; reviews and administers incentive compensation programs for the officers of the Company; recommends to the Board of Directors changes in said programs; reviews the recommendations of management for its succession planning and the selection of officers of the Company; and reviews the investment standards, policies and objectives established for, and the performance and methods of, the Company's pension plan investment managers, held four meetings during 1995.

     Ms. Albright and Messrs. Breslawsky, Carson, Croweak, Devlin, Lahey and O'Keefe serve on the Strategic Direction Committee of the Board of Directors. The Strategic Direction Committee, a standing committee that assists the Chief Executive Officer and senior management with the development of an overall strategic plan for the Company, taking into account the key strategic issues facing the Company and the electric utility industry and providing a focus for defining and implementing the annual goals and projects comprising the Company's corporate business and operational plans, held three meetings during 1995.

     Messrs. Carson, Devlin, McFadden, O'Keefe and Thomas serve on the Committee on Directors. The Committee on Directors, a standing committee that recommends policy with respect to the composition, organization, practices and compensation of the Board of Directors and performs the nominating function for the Board, held five meetings in 1995. The Committee on Directors will consider nominees for election as directors recommended by shareowners upon the timely submission of the names of such nominees with their qualifications and biographical information forwarded to the Committee in care of the Treasurer and Secretary of the Company.

STOCK OWNERSHIP OF DIRECTORS AND OFFICERS:

     The following table sets forth the number of shares of Common Stock of the Company beneficially owned, directly or indirectly, by each director, by each of the five most highly compensated officers during 1995 and by all directors and officers as a group, as of March 13, 1996:


                                                  SHARES
                NAME OF INDIVIDUAL OR           BENEFICIALLY
                NUMBER OF PERSONS IN           OWNED DIRECTLY
                      GROUP                   OR INDIRECTLY(1)
   -----------------------------------------------------------
    Thelma R. Albright                                204
    Marc C. Breslawsky                                909
    David E.A. Carson                               2,957
    John F. Croweak                                   841
    J. Hugh Devlin                                  3,041
    Robert L. Fiscus                               85,850
    Richard J. Grossi                              89,319
    Betsy Henley-Cohn                               2,386
    John L. Lahey                                     333
    F. Patrick McFadden, Jr.                          833
    Frank R. O'Keefe, Jr.                             906
    James A. Thomas                                   581
    James F. Crowe                                 49,388
    David W. Hoskinson                              4,613
    Albert N. Henricksen                           10,655

      24 Directors and Officers
      as a group, including those named above     308,098

-------------------------
 (1) Based on  reports  furnished  by the  directors  and  officers.  The shares include, in some instances, shares held by the immediate families of directors and officers or entities controlled by directors and officers, the reporting of which is not to be construed as an admission of beneficial ownership. The number of shares includes those held for the benefit of officers in the Company's Employee Stock Ownership Plan and, in the cases of Robert L. Fiscus, 75,500 shares, Richard J. Grossi, 81,000 shares, James
     F. Crowe, 43,500 shares, David W. Hoskinson, 2,400 shares, Albert N. Henricksen, 8,400 shares and Directors and Officers as a group, 251,400 shares, subject to options under the Company's 1990 Stock Option Plan. See "Stock Option Plan" below.
(2) In addition to the shares beneficially owned directly or indirectly, Messrs. Breslawsky, Carson, Devlin, O'Keefe and Thomas have been credited with 705, 2,502, 2,437, 98 and 71 shares of Common Stock, respectively, in stock accounts under the Company's Directors' Deferred Compensation Plan, described below at "Director Compensation", which is proposed to be amended as described below at "Approval of Non-Employee Directors Common Stock and Deferred Compensation Plan". Shares represented in stock accounts under the existing Plan are payable, in cash only, upon termination of service on the Board of Directors, based on the fair market value of the Company's Common Stock on the date of termination. As proposed to be amended, shares represented in stock accounts under the Plan will be payable, in an equivalent number of shares of the Company's Common Stock, upon termination of service on the Board of Directors.

     Each of the persons included in the foregoing table has sole voting and investment power as to the shares of Common Stock beneficially owned, directly or indirectly, by him or her, except for the following (i) as to which such powers are shared: 7,328 shares with respect to Mr. Fiscus, 100 shares with respect to Mr. Grossi, 110 shares with respect to Mr. Thomas, 566 shares with respect to Mr. Crowe, 405 shares with respect to Mr. Henricksen and 9,241 shares with respect to all directors and officers as a group, (ii) as to which such powers are held by other people or entities: 120 shares with respect to Mr. Carson, 5,723 shares with respect to Mr. Grossi, 2,035 shares with respect to Ms. Henley-Cohn, 628 shares with respect to Mr. O'Keefe, 50 shares with respect to Mr. Thomas, 10 shares with respect to Mr. Crowe, and 9,644 shares with respect to all directors and officers as a group.

     The number of shares of Common Stock beneficially owned by each of the persons included in the foregoing table is less than 1% of the 14,100,091 shares of Common Stock outstanding as of March 13, 1996. The number of shares of Common Stock beneficially owned by all of the directors and officers as a group represents approximately 2.2% of the outstanding shares of Common Stock as of March 13, 1996.

COMPLIANCE WITH SECTION 16(a) OF THE SECURITIES EXCHANGE ACT OF 1934

     Section 16(a) of the Securities Exchange Act of 1934 requires the Company's directors and officers, and persons who own more than ten percent of a registered class of the Company's equity securities, to file with the Securities and Exchange Commission (SEC) and The New York Stock Exchange initial reports of ownership and reports of changes in ownership of Common Stock and other equity securities of the Company. Directors, officers and greater-than-ten-percent shareowners are required by SEC regulations to furnish the Company with copies of all Section 16(a) forms they file.

     To the Company's knowledge, based solely on review of the copies of such reports furnished to the Company and written representations that no other reports were required, during the fiscal year ended December 31, 1995 all
Section 16(a) filing requirements applicable to its directors, officers and greater-than-ten-percent shareowners were complied with.

EXECUTIVE COMPENSATION

     The following table shows the annual and long-term compensation, for services in all capacities to the Company for the years 1995, 1994 and 1993, of those persons who were, at December 31, 1995 (i) the chief executive officer and
(ii) the other four most highly compensated executive officers of the Company:

                                                                       LONG-TERM COMPENSATION
                                                                       ----------------------
                                         ANNUAL COMPENSATION(1)          AWARDS            PAYOUTS
                                         -------------------             ------            -------
            NAME AND                                             SECURITIES UNDERLYING      LTIP         ALL OTHER
       PRINCIPAL POSITION         YEAR   SALARY($)  BONUS($)(2)       OPTIONS (#)(3)      PAYOUTS($)(4) COMPENSATION(5)
       ------------------         ----   ---------  -----------  ---------------------    ------------- ---------------

Richard J. Grossi                 1995   $ 318,000    $150,000                                             $ 4,500
Chairman of the Board of Directors1994   $ 300,000     $75,200            7,000                            $ 4,620
and Chief Executive Officer       1993   $ 280,000    $100,000           14,000           $102,935         $ 4,497

Robert L. Fiscus                  1995   $ 220,500     $80,000                                             $ 4,500
President and Chief Financial     1994   $ 210,000     $43,600            3,500                            $ 4,620
Officer                           1993   $ 200,000     $60,000            7,000            $93,550         $ 4,497

James F. Crowe                    1995   $ 178,000     $60,000                                             $ 4,500
Executive Vice President          1994   $ 169,500     $32,800            2,500                            $ 4,620
                                  1993   $ 160,000     $45,000            5,000            $64,183         $ 4,497

David W. Hoskinson                1995   $ 138,100     $42,000                                             $ 4,500
Vice President                    1994   $ 132,700     $25,500              800                            $ 4,620
                                  1993   $ 128,000     $33,400            1,600                            $ 4,080

Albert N. Henricksen              1995   $ 130,000     $40,000                                             $ 4,500
Vice President                    1994   $ 123,600     $25,100              800                            $ 4,620
                                  1993   $ 106,500     $27,100            1,600                            $ 3,318

-----------------------

(1) None of the persons named received any cash compensation in any of the years shown other than the amounts appearing in the columns captioned "Salary," "Bonus" and "All Other Compensation." None of these persons received, in any of the years shown, any cash-equivalent form of compensation, other than through participation in the Company's group life, health and hospitalization plans, which are available on a uniform basis to all salaried employees of the Company and the dollar value of which, together with the dollar value of all other non-cash perquisites and other personal benefits received by such person, did not exceed 10% of the total salary and bonus compensation received by him for such year.
(2) The amounts appearing in this column are awards earned in the years 1993, 1994 and 1995 pursuant to the Company's Executive Incentive Compensation Program described below.
(3)  The Company has never awarded restricted stock or stock appreciation rights
     (SARs) to any employee. Information with respect to the options appearing in this column, and a description of the nature and terms of the options awarded, is set forth below at "Stock Option Plan." The stock options granted in 1993 and 1994 were awarded together with Dividend Equivalent Units described below at "Dividend Equivalent Program".
(4) The amounts appearing in this column are the values at payout of shares of the Company's Common Stock earned for a 1989-1992 performance period under the Company's 1987 Long-Term Incentive Plan. This Plan was terminated in 1993. There were no payouts prior to 1993 to any employee under the Company's 1987 Long-Term Incentive Plan.
(5) The amounts appearing in this column are cash contributions by the Company to its 401(k) Plan on behalf of each of the persons named to match pre-tax elective deferral contributions by him to that plan from his salary and bonus compensation (included in the columns captioned "Salary" and "Bonus").

     The Company's Executive Incentive Compensation Program was established in 1985 for the purposes of (i) helping to attract and retain executives and key managers of high ability, (ii) heightening the motivation of those executives and key managers to attain goals that are in the interests of shareowners and customers, and (iii) encouraging effective management teamwork among the executives and key managers of the Company. Under this program, cash awards may be made each year to officers and key employees based on their achievement of pre-established performance levels with respect to specific shareowner goals, customer goals and individual goals for the preceding year, and upon an assessment of the officers' performance as a group with respect to strategic opportunities during that year. Eligible officers and key employees, performance levels and specific goals are determined in advance of each year by directors who are not employees of the Company, and incentive awards are paid following action by the Board of Directors after the close of the year. Incentive awards are made from individual target incentive award amounts, which are prescribed percentages of the individual participants' salaries, ranging from 20% to 35% depending on each participant's payroll salary grade. A participant may, by achieving his or her pre-established performance levels with respect to specific shareowner goals, customer goals and individual goals for a year, become eligible for an incentive award of up to 150% of his or her target incentive award amount for that year.

     In January 1988, the Company entered into employment agreements with Messrs. Grossi, Fiscus and Crowe, each of which will continue in effect until terminated by the Company on three years' notice or by the officer on six months' notice. These agreements provide that the annual salary rates of Messrs. Grossi, Fiscus and Crowe will be $141,000, $128,500 and $102,000, respectively, subject to upward revision by the Board of Directors at such times as the salary rates of other officers of the Company are reviewed by the directors, and subject to downward revision by the Board of Directors contemporaneously with any general reduction of the salary rates of other officers of the Company, except in the event of a change in control of the Company. The salaries paid to Messrs. Grossi, Fiscus and Crowe in 1993, 1994 and 1995, shown on the above table, were paid pursuant to these agreements. Each of these agreements also provides that when the officer's employment by the Company terminates after he has served in accordance with its terms, the Company will pay him an annual supplemental retirement benefit in an amount equal to the excess, if any, of (A) over (B), where (A) is 2.2% of his highest three-year average total compensation from the Company times the number of years (not to exceed thirty) of his service deemed as an employee of the Company, and (B) is the annual benefit payable to him under the Company's pension plan. If the Company terminates the officer's employment without cause, he will be paid the actuarial present value of this supplemental retirement benefit. A trust fund has been established by the Company for the funding of the supplemental retirement benefits accruing under these employment agreements and to ensure the performance of the Company's other payment obligations under each of these employment agreements in the event of a change in control of the Company.

STOCK OPTION PLAN

     On May 23, 1990, the shareowners of the Company approved a stock option and stock appreciation rights plan, The United Illuminating Company 1990 Stock Option Plan (the "Plan"). The Plan is intended to promote the profitability of the Company and its subsidiaries by: (i) providing certain officers and key full-time employees with incentives to contribute to the success of the Company, and (ii) enabling the Company to attract, retain and reward the best available managerial employees. The Plan became effective as of January 22, 1990 and, unless terminated sooner by the Board of Directors, will terminate on January 21, 2000. After termination, no further options or stock appreciation rights will be granted under the Plan, although options and rights outstanding on the termination date will not be canceled by the termination.

     A maximum of 750,000 shares of the Company's no par value Common Stock may be acquired by participants in the Plan. The shares acquired will be either authorized but unissued shares or treasury shares, in the discretion of the Company. Options under the Plan may be granted as Incentive Stock Options ("ISOs"), intended to qualify for favorable tax treatment under federal tax law, or as Nonqualified Stock Options ("NSOs"). When ISOs or NSOs become exercisable and are exercised by the employee to whom they have been granted, the employee pays to the Company the exercise price per share fixed on the date of the option grant and receives shares of Common Stock equal to the number of ISOs or NSOs exercised. All proceeds received by the Company from the exercise of options will be used for general corporate purposes. Stock Appreciation Rights ("SARs") may also be granted under the Plan, but only in tandem with ISOs or NSOs. When SARs become exercisable and are exercised, the employee receives shares of Common Stock having an aggregate fair market value on the exercise date equal to the difference between the fair market value per share of the Common Stock on that date and the exercise price per share of the tandem ISOs or NSOs, multiplied by the number of SARs exercised. The exercise of an ISO or NSO automatically extinguishes any tandem SAR; and the exercise of an SAR automatically extinguishes its tandem ISO or NSO.

     The Plan requires that the exercise price per share for all options be equal to or greater than the fair market value of the Common Stock on the date of the grant of the option. In the case of the grant of any ISO to an optionee who, at the time of the grant, owns more than 10% of the total combined voting power of all classes of stock of the Company or any subsidiaries, the Plan requires that the option exercise price per share be equal to or greater than 110% of the fair market value of shares of Common Stock on the date the option is granted. Fair market value on any date is determined by averaging the high and low sale prices on that date of the Common Stock on The New York Stock Exchange. The exercise price of an option is payable in cash or in shares of Common Stock having a fair market value on the date the option is exercised equal to the aggregate exercise price of the options being exercised, or any combination of cash and such shares.

     The Company's Board of Directors, exclusive of any Director who is also an employee, administers the Plan. The Board selects the optionees, determines the number of stock options to be granted to each optionee, whether such stock options will be NSOs or ISOs, and whether such stock options will have tandem SARs. The Board also determines the period within which each stock option granted will be exercisable, and may provide that the stock options will become exercisable in installments. The following rules must be observed: (i) no stock option or SAR may be exercisable less than one year, or more than ten years, from the date it is granted, (ii) no more than 1/3 of the number of stock options or SARs granted to any optionee on any date may first become exercisable in any twelve-month period, (iii) in the case of the grant of an ISO to an optionee who, at the time of the grant, owns more than 10% of the total combined voting power of all classes of stock of the Company or any of its subsidiaries, in no event may such ISO or any tandem SAR be exercisable more than five years from the date it is granted, (iv) in the case of ISOs, the number of stock options granted to an optionee on any date that may first become exercisable in any calendar year must be limited to $100,000 divided by the exercise price per share, (v) stock options may be exercised only in quantities of 500 or more shares, unless the number of shares subject to stock options exercisable by the optionee is less than 500, in which event the optionee may exercise all, but not less than all, of such exercisable stock options, and (vi) except as otherwise provided in the Plan, an optionee may exercise a stock option or SAR only if he or she is, and has continuously been since the date the stock option was granted, a full-time employee of the Company or one of its subsidiaries.

     Upon the termination of an optionee's full-time employment, whether as a result of retirement, death, disability, or voluntary or involuntary separation, all of the optionee's options (and any tandem SARs) that are not then exercisable will automatically expire. Stock options (and any tandem SARs) exercisable on the date of termination due to death will be exercisable for a period of one year after the date of death. ISOs (and any tandem SARs) exercisable on the date of termination due to retirement will be exercisable for a period of three months after such termination. ISOs (and any tandem SARs) exercisable on the date of termination due to a disability will be exercisable for a period of one year after such termination. NSOs (and any tandem SARs) exercisable on the date of termination due to retirement or disability will be exercisable for a period of three years after such termination. All stock options (and any tandem SARs) exercisable on the date of voluntary or involuntary termination of full-time employment due to any cause other than death, retirement, disability or termination in connection with an optionee's acceptance of full-time employment by another business entity will be exercisable as follows: ISOs will be exercisable within three months after the date of termination and NSOs will be exercisable within five months after the date of termination. However, if an optionee is terminated for cause or engages in an occupation or business that is a competitor of the Company or any of its subsidiaries, all of such optionee's unexercised stock options (and any tandem
SARs) may be canceled by the Board of Directors.

     No ISOs or SARs have been awarded under the 1990 Stock Option Plan. On December 20, 1993 and December 19, 1994, 14,000 and 7,000 NSOs, respectively, were granted to the Chief Executive Officer and 15,200 and 7,600 NSOs, respectively, were granted to the other four most highly compensated executive officers of the Company, as shown in the Long-Term Compensation Awards column in the Executive Compensation table above and described in the following table, together with Dividend Equivalent Units that are described at "Dividend Equivalent Program" below. No NSOs were awarded to the Chief Executive Officer or any of the other four most highly compensated executive officers of the Company in 1995.

STOCK OPTION EXERCISES IN 1995 AND YEAR-END OPTION VALUES

     The following table shows aggregated Common Stock option exercises during 1995 by the Chief Executive Officer and each of the other four most highly compensated executive officers of the Company, including the aggregate value of gains on the dates of exercise. In addition, this table shows the number of shares covered by both exercisable and non-exercisable options as of December 31, 1995. Also reported are the values as of December 31, 1995 for "in-the-money" options, calculated as the positive spread between the exercise price of existing options and the year-end fair market value of the Company's Common Stock. The Company has never awarded stock appreciation rights (SARs) to any employee.

                       AGGREGATED OPTION EXERCISES IN LAST FISCAL YEAR AND FY-END OPTION VALUES(1)

                                                            Number of Securities             Value of Unexercised
                                                          Underlying Unexercised             In-the-Money Options
                                                            Options at FY-End(#)(1)              at FY-End ($)(4)
                                                            -----------------------              ----------------
                           Shares
                          Acquired on    Value
Name                      Exercise(#)  Realized($)(2) Exercisable  Not Exercisable(3)  Exercisable  Not Exercisable(3)
----                      -----------  -----------    -----------  ----------------    -----------  ----------------
Richard J. Grossi...........       0     $     0        60,000           21,000         $405,000        $52,500
Robert L. Fiscus............       0     $     0        65,000           10,500         $438,750        $26,250
James F. Crowe..............       0     $     0        36,000            7,500         $243,000        $18,750
David W. Hoskinson..........   4,000     $13,250             0            2,400         $      0        $ 6,000
Albert N. Henricksen........       0     $     0         6,000            2,400         $ 40,500        $ 6,000

-------------------------
(1) The Company has never awarded stock or stock appreciation rights (SARs) to any employee.
(2)  Fair market value at exercise date less exercise price.
(3) The shares represented could not be acquired by the persons named as of December 31, 1995, and future exercisability of the options is subject to the persons' remaining employed by the Company for varying periods of time, absent retirement, death or total disability.
(4) Fair market value of shares at December 31, 1995 ($37.50) less exercise price.

DIVIDEND EQUIVALENT PROGRAM

     In 1993 the Board of Directors formulated a Dividend Equivalent Program for officers of the Company. The purpose of this program is to increase the alignment between the long-term incentive program and the Company's long-term objective of achieving a superior total return to shareowners compared to peer electric utilities. Under the program, an initial two-year Performance Period and an initial three-year Performance Period commenced on January 1, 1994 and a series of three-year Performance Periods will commence on January 1, 1995 and on each January 1 thereafter to and including January 1, 2003. At or prior to the commencement of each Performance Period, the Board of Directors designates the officers of the Company, if any, who will be participants in the program for that Performance Period, the number of Dividend Equivalent Units to be awarded each officer-participant for that Performance Period, and a peer group of investor-owned electric utility companies comparable to the Company for that Performance Period. Each Dividend Equivalent Unit ("Unit") is an amount of money equal to the sum of all dividends paid per share of the Company's Common Stock during the Performance Period. At the end of each Performance Period, the number of Units earned for the Performance Period is calculated on the basis of the Company's total shareowner return during the Performance Period relative to the peer group of companies preselected by the Board of Directors. Total shareowner return for the Company and each member of the peer group for a Performance Period is measured by the formula:

                 Change in Market Price from             Dividends Paid
                  Beginning to End of Period +        During the Period
                 ------------------------------------------------------
                           Market Price at Beginning of Period

If the Company's total shareowner return for the Performance Period ranks at the 60th percentile among the total shareowner returns of the peer group companies, the number of Units earned will equal the number of Units awarded for the Performance Period. If the Company's total shareowner return ranks at the 90th percentile or higher among those of the peer group, the number of Units earned will be twice the number awarded. If the Company's total shareowner return ranks at the 30th percentile or lower among those of the peer group, no Units will be earned for the Performance Period. If the Company's total shareowner return ranks between the foregoing percentiles, the number of Units earned will be calculated by interpolating on a straight-line basis from zero to two times the number of Units awarded. However, no Units awarded will be earned if the Company's total shareowner return for the Performance Period does not at least equal the average Ask Yield quoted on the first trading day of the Performance Period for United States Treasury notes maturing during the month of January following the end of the Performance Period.

     There were no Dividend Equivalent Units awarded in 1995 by the Board of Directors.

RETIREMENT PLANS

     The following table shows the estimated annual benefits payable as a single life annuity under the Company's qualified defined benefit pension plan on retirement at age 65 to persons in the earnings classifications and with the years of service shown. Retirement benefits under the plan are determined by a fixed formula, based on years of service and the employee's average annual earnings from the Company during the three years during which the employee's earnings from the Company were the highest, applied uniformly to all employees.

   EMPLOYEE'S AVERAGE
ANNUAL EARNINGS DURING                            ESTIMATED ANNUAL BENEFITS PAYABLE AT AGE 65(3)
     THE HIGHEST 3                                -------------------------------------------
   YEARS OF SERVICE(1)(2)           20 YEARS(4)    25 YEARS(4)    30 YEARS(4)      35 YEARS(4)       40 YEARS(4)
   ----------------                 --------       --------       --------         --------          --------
      $100,000                      $  37,117      $  46,397      $  46,997        $  47,597         $  48,197
      $150,000                      $  57,117      $  71,397      $  71,997        $  72,597         $  73,197
      $200,000                      $  75,729      $  94,912      $ 114,432         $115,032          $115,632
      $250,000                      $  89,348(2)   $ 112,115(2)   $ 114,432(2)      $115,032(2)       $115,632(2)
      $300,000                      $  89,348(2)   $ 112,115(2)   $ 114,432(2)      $115,032(2)       $115,632(2)
      $350,000                      $  89,348(2)   $ 112,115(2)   $ 114,432(2)      $115,032(2)       $115,632(2)
      $400,000                      $  89,348(2)   $ 112,115(2)   $ 114,431(2)      $115,032(2)       $115,632(2)
      $450,000                      $  89,348(2)   $ 112,115(2)   $ 114,431(2)      $115,032(2)       $115,632(2)

-------------------------

(1)  Earnings  include  annual salary and cash bonus awards paid pursuant to the
     Company's  Executive  Incentive   Compensation   Program.   See  "Executive
     Compensation" above.

(2) Internal Revenue Code Section 401(a)(17) limits earnings used to calculate qualified plan benefits to $150,000 for 1994, 1995 and 1996. This limit was used in the preparation of this table. (In addition, qualified plan benefits cannot exceed an Internal Revenue Code Section 415(b) limit of
     $120,000 for 1995 and 1996). The Board of Directors has adopted a supplemental executive retirement plan that permits the Directors to award supplemental retirement benefits to officers (other than Messrs. Grossi, Fiscus and Crowe) individually selected by the Directors in amounts sufficient to prevent these Internal Revenue Code limitations from adversely affecting their retirement benefits determined by the pension plan's fixed formula.

(3) The amounts shown in the table are not subject to any deduction for Social Security or other offset amounts.

(4) As of their last employment anniversary dates, Messrs. Grossi, Fiscus, Crowe, Hoskinson and Henricksen had accrued 38, 23, 31, 38 and 32 years of service, respectively.
                                   * * * *

                               BOARD OF DIRECTORS
                COMPENSATION AND EXECUTIVE DEVELOPMENT COMMITTEE
                        REPORT ON EXECUTIVE COMPENSATION

         All of the members of the Compensation and Executive Development Committee of the Board of Directors (the Committee) are non-employee Directors.

         The Committee formulates all of the objectives and policies relative to the compensation of the officers of the Company, subject to approval by the entire Board of Directors; and the Committee recommends to the Board of Directors all of the elements of the officers' compensation arrangements, including the design and adoption of compensation programs, the identity of program participants, salary grades and structure, annual payments of salaries and any annual awards under the long-term incentive program.

         The Company's basic executive compensation program consists of three components: annual salaries, bonuses under an annual incentive compensation program, and long-term incentive plan awards. The overall objective of this program is to attract and retain qualified executives and to produce strong financial performance for the benefit of the Company's shareholders while providing a high level of customer service and value for its customers. Accordingly, all of the Committee's decisions, in 1995 and in prior years, have ultimately been based on the Committee's assessment of the Company's overall performance relative to other electric utilities of comparable size, the compensation practices and programs of other companies that are most likely to compete with the Company for services of executive officers, the Company's strategic objectives, and the challenges it faces.

         The Committee formulates annual salary ranges for officers by periodic comparisons to rates of pay for comparable positions in other electric utilities as reported in the Edison Electric Institute's Executive Compensation Survey (the EEI Survey). Within the applicable range, each individual officer's annual salary is then set at a level that will compensate the officer for day-to-day performance, in the light of the officer's level of responsibility, past performance, prior year's salary and bonus, and potential future contributions to the Company's strategic objectives.

         As described in detail above at "Executive Compensation", "Stock Option Plan" and "Dividend Equivalent Program", the Company's annual bonus program and its long-term incentive plans have somewhat different purposes. Under the annual Executive Incentive Compensation Program, cash awards may be made each year to officers based on their achievement of performance levels formulated by the Committee with respect to (1) specific shareowner goals, (2) specific customer goals, (3) specific individual goals, and (4) a qualitative assessment of the officers' performance as a group with respect to strategic opportunities of the Company during that year. The Company's long-term incentive plans, consisting of the Stock Option Plan and the Dividend Equivalent Program, reward officers for achieving a return to shareowners over multi-year periods of time. The Stock Option Plan's rewards are measured by the performance of the Company's common stock price on the New York Stock Exchange; and the Dividend Equivalent Program links long-term incentive awards to total return to shareowners compared to a peer group of electric utilities. Although these long-term incentive plans are designed to provide strong incentives for superior future performance, they also encourage officers to continue serving the Company, because the exercisability of stock options and the receipt of dividend equivalent awards are conditioned upon the officer's continued service for specified periods of time.

         For 1995, the annual bonus opportunities of the Company's officers were targeted by the Committee such that the combination of each officer's 1995 salary and annual Executive Incentive Compensation Program award, assuming that pre-established performance goals were met, would approximate on average the 50th percentile of compensation for comparable positions as reported in the 1994 EEI Survey. Goals were established to focus the officers' attention on specific operating performance and customer satisfaction criteria -- and a prerequisite threshold level of earnings per share of the Company's Common Stock was specified in order for any bonus to be earned. The pre-established performance goals for 1995 included, depending on the officership position, measures of: internal generation of funds, customer satisfaction, sales margin and utility costs. These quantitative elements comprised 80% of the Committee's bonus award in each instance. Some of the officers' achievements with respect to 1995 pre-established performance goals were especially strong, including 120% of the earnings per share goal, 125% of the sales margin goal, 145% of the utility costs goal, 150% of the internal generation of funds goal, and 150% of the customer satisfaction goals. The remaining 20% of the Committee's awards for 1995 were based on the Committee's qualitative assessment of the performance of the Company's officers as a group with respect to strategic opportunities during 1995. For 1995, this assessment focused on the officers' strong public and private leadership in stimulating economic development in the Company's service territory and in the surrounding region, and in their guiding the Company through a reorganization process that will reduce future costs, increase productivity and further improve customer service. Overall, the Committee's bonus awards for 1995 under the Executive Incentive Compensation Program were 35% above the total of the pre-established target awards, reflecting a strong performance by the Company's officers.

         Due to an ongoing review of the structure of the Company's long-term incentive plans, no long-term incentive compensation plan awards, either stock options or Dividend Equivalent Program awards, were granted for a performance period beginning in 1995.

         It is not expected that any compensation paid to an executive officer during 1996 will become non-deductible under Internal Revenue Code Section 162(m) (the "million dollar pay cap").

CHIEF EXECUTIVE OFFICER COMPENSATION FOR 1995

         In December of 1994, the Committee recommended, and the Board of Directors approved, a 1995 annual salary of $318,000 for Mr. Grossi, as Chairman of the Board of Directors and Chief Executive Officer of the Company. This annual salary was below the median salary for this officership position at other electric utilities of comparable size, as reported in the 1994 EEI Survey; but it was consistent with the Committee's judgment that a greater proportion of the targeted combination of base salary and targeted annual performance bonus should be shifted to the performance bonus component of his compensation. Mr. Grossi's annual bonus performance target for 1995, under the Executive Incentive Compensation Program, was set at $110,000, consisting of an earnings per share of Common Stock threshold and pre-established goals with respect to internal generation of funds, customer satisfaction, sales margin and utility costs. At the conclusion of 1995, the Committee recommended, and the Board of Directors approved, a 1995 bonus award of $150,000 to Mr. Grossi, representing 135% of his targeted annual performance bonus. As detailed above, earnings per share and sales margin for 1995 exceeded target goals, and utility costs, internal generation of funds and customer satisfaction significantly exceeded target goals; and the Committee's qualitative assessment of the performance of the officers as a group with respect to strategic opportunities during 1995 was positive and, in the judgment of the Committee, reflected favorably on Mr. Grossi's leadership.


                           COMPENSATION AND EXECUTIVE
                              DEVELOPMENT COMMITTEE

                              Frank R. O'Keefe, Jr., Chairman
                              Marc C. Breslawsky
                              John F. Croweak
                              Betsy Henley-Cohn
                              James A. Thomas

                                                      * * * *

COMPENSATION COMMITTEE INTERLOCKS AND INSIDER PARTICIPATION

     No director of the Company who served as a member of the Compensation and Executive Development Committee during 1995 was, during 1995 or at any time prior thereto, an officer or employee of the Company. During 1995 no director of the Company was an executive officer of any other entity on whose Board of Directors an executive officer of the Company served, except that John F. Croweak, a director of the Company and a member of the Compensation and Executive Development Committee of the Company's Board of Directors, served as Chairman of the Board of Directors, President and Chief Executive Officer of Blue Cross & Blue Shield of Connecticut, Inc., and Richard J. Grossi, Chairman of the Board of Directors and Chief Executive Officer of the Company, served as a director of Blue Cross & Blue Shield of Connecticut, Inc.

DIRECTOR COMPENSATION

     The remuneration of directors of the Company includes a retainer fee of $4,000 per quarter year (one fourth of which is payable in shares of Common Stock or by credit to a stock account under the Directors' Deferred Compensation Plan described below), plus a fee of $700 for each meeting of the Board of Directors or committee of the Board of Directors attended. Committee chairpersons receive an additional fee of $500 per quarter year. Directors who are employees of the Company receive no retainer or meeting attendance fees. Non-employee directors are also provided travel/accident insurance coverage in the amount of $200,000.

    Under the Company's present Directors' Retirement Program, each director retiring with at least five years of non-employee service on the Board of Directors receives a retirement benefit for a number of years equal to his or her years of non-employee service as a director. Each director retiring after his or her 65th birthday with ten or more years of non-employee service receives a lifetime retirement benefit. In either case, the retirement benefit is paid at the rate of the director's retainer fee in effect at the time of his or her retirement, and is subject to periodic review and revision by the Board of Directors thereafter. If a director dies either while in service or subsequent to his or her retirement but prior to the payment of retirement benefits for the number of years that the director served on the Board of Directors, the amount of earned but unpaid retirement benefits is paid to the director's beneficiary, provided that the director has served on the Board of Directors for at least five years. The Directors' Retirement Program is proposed to be replaced, for all current and future members of the Board of Directors, by the Non-Employee Directors Common Stock and Deferred Compensation Plan, as described below at "Approval of Non-Employee Directors Common Stock and Deferred Compensation Plan".

    Under the Company's existing Directors' Deferred Compensation Plan, each non-employee director has an option to defer the payment of all or part of his or her retainer, committee chairperson fees and meeting attendance fees. Under the plan, amounts deferred are credited when payable, at the director's election, to either a stock account (based on the fair market value of the Company's Common Stock on the date payment of the fee or retainer accrues) or a cash account. Amounts equal to cash dividends on the shares represented in the stock account are credited to the stock account. The cash account accrues interest quarterly at the prime rate in effect at the beginning of each month at Citibank, N.A. Shares represented in a stock account are payable, in cash only, upon termination of service on the Board of Directors, based on the fair market value of the Company's Common Stock on the date of termination. For income tax purposes, the amounts deferred plus interest are income only upon receipt by the director and are a deduction for the Company in the year of actual payment. The Directors' Deferred Compensation Plan is proposed to be amended as part of the Non-Employee Directors Common Stock and Deferred Compensation Plan as described below at "Approval of Non-Employee Directors Common Stock and Deferred Compensation Plan".

SHAREOWNER RETURN PRESENTATION

    Set forth below is a line graph comparing the yearly percentage change in the Company's cumulative total shareowner return on its Common Stock with the cumulative total return on the S&P Composite-500 Stock Index, the S&P Public Utility Index and the S&P Electric Power Companies Index for the period of five fiscal years commencing 1991 and ended 1995.

                              [GRAPH APPEARS HERE]

                         COMPARISON OF FIVE-YEAR CUMULATIVE
                                   TOTAL RETURN
 AMONG UIL, S&P 500 INDEX, S&P PUB. UTILITY INDEX AND S&P ELEC. PWR. CO. INDEX

                     1990     1991     1992    1993      1994    1995
                     ----     ----     ----    ----      ----    ----
   UIL               $100     $133     $150    $156      $125    $170
   S&P 500            100      130      134     154       156     213
   S&P PUB. UTY.      100      114      123     140       129     182
   S&P EL. CO.        100      129      136     156       135     176

* ASSUMES THAT THE VALUE OF THE INVESTMENT IN THE COMPANY'S COMMON STOCK AND EACH INDEX WAS $100 ON DECEMBER 31, 1990 AND THAT ALL DIVIDENDS WERE REINVESTED. FOR PURPOSES OF THIS GRAPH, THE YEARLY PERCENTAGE CHANGE IN CUMULATIVE
SHAREOWNER RETURN IS MEASURED BY DIVIDING (I) THE SUM OF (A) THE CUMULATIVE AMOUNT OF DIVIDENDS FOR THE YEAR, ASSUMING DIVIDEND REINVESTMENT, AND (B) THE DIFFERENCE IN THE FAIR MARKET VALUE AT THE END AND THE BEGINNING OF THE YEAR, BY
(II) THE FAIR MARKET VALUE AT THE BEGINNING OF THE YEAR. THE CHANGES DISPLAYED ARE NOT NECESSARILY INDICATIVE OF FUTURE RETURNS MEASURED BY THIS, OR ANY METHOD.

EMPLOYMENT OF INDEPENDENT PUBLIC ACCOUNTANTS:

     The Board of Directors of the Company, at a meeting held on December 11, 1995, and in accordance with the recommendation of its Audit Committee, voted to employ the firm of Price Waterhouse LLP to make an audit of the books and affairs of the Company for the fiscal year 1996. One or more representatives of Price Waterhouse LLP will attend the annual meeting, will be afforded the opportunity to make a statement if they desire to do so and will be available to answer questions that may be asked by shareowners.

     The engagement of Coopers & Lybrand L.L.P., which audited the books and affairs of the Company for the fiscal years 1994 and 1995, terminated with that firm's audit of the Company's financial statements for the fiscal year 1995. The reports of Coopers & Lybrand L.L.P. on the Company's financial statements for the fiscal years 1994 and 1995 have not contained any adverse opinion or a disclaimer of opinion, and neither of these reports was qualified or modified as to uncertainty, audit scope or accounting principles. During the fiscal years 1994 and 1995, and through March 1, 1996, the Company had no disagreement with Coopers & Lybrand L.L.P. on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure, and none of the following kinds of events (each of which would have been a "reportable event" under the regulations of the Securities and Exchange Commission) occurred, i.e. Coopers & Lybrand L.L.P. did not advise the Company: that internal controls necessary for the Company to develop reliable financial statements did not exist; that information had come to the attention of Coopers & Lybrand L.L.P. that led it to no longer be able to rely on the representations of the Company's management or made it unwilling to be associated with the financial statements prepared by management; that there existed a need to expand significantly the scope of the audit of Coopers & Lybrand L.L.P.; that information had come to the attention of Coopers & Lybrand L.L.P. that if further investigated might (i) materially impact the fairness or reliability of either an audit report previously issued by Coopers & Lybrand L.L.P. or the financial statements underlying such report or the financial statements to be issued covering the fiscal period subsequent to December 31, 1995 (including information that might prevent Coopers & Lybrand L.L.P. from rendering an unqualified audit report on the Company's financial statements for the fiscal year 1995), or (ii) cause Coopers & Lybrand L.L.P. to be unwilling to rely on the representations of the Company's management or be associated with the Company's financial statements; or that information had come to the attention of Coopers & Lybrand L.L.P. that it had concluded materially impacted the fairness or reliability of either (i) an audit report previously issued by Coopers & Lybrand L.L.P. or the financial statements underlying such report, or (ii) the Company's financial statements to be issued covering the fiscal period subsequent to December 31, 1995 (including information that, unless resolved to the satisfaction of Coopers & Lybrand L.L.P., would prevent that firm from rendering an unqualified audit report of the Company's financial statements for the fiscal year 1995). One or more representatives of Coopers & Lybrand L.L.P. will attend the annual meeting, will be afforded the opportunity to make a statement if they desire to do so and will be available to answer questions that may be asked by shareowners.

     Neither the Company, nor any other person acting on behalf of the Company, has, at any time during the fiscal year 1994, the fiscal year 1995, or through March 1, 1996, consulted Price Waterhouse LLP regarding either (i) the application of accounting principles to a specified transaction, either completed or proposed, or the type of audit opinion that might be rendered on the Company's financial statements, or (ii) the subject matter of a disagreement with Coopers & Lybrand L.L.P. or a reportable event.

     If the shareowners do not, by the affirmative vote of a majority of the shares of Common Stock represented at the meeting, approve the employment of Price Waterhouse LLP as independent auditors, their employment will be reconsidered by the Board of Directors.

     THE BOARD OF DIRECTORS RECOMMENDS A VOTE FOR THE FOREGOING PROPOSAL.

APPROVAL OF NON-EMPLOYEE DIRECTORS COMMON STOCK AND DEFERRED COMPENSATION PLAN

     On March 25, 1996, the Board of Directors adopted, subject to shareholder approval, a Common Stock and deferred compensation plan for non-employee directors of the Company. This Plan (the "Director Plan") will replace the existing Directors' Retirement Program, which is described above at "Director Compensation", for all current and future members of the Board of Directors; and its terms and provisions are contained in an amended version of the existing Directors' Deferred Compensation Plan, which is described above at "Director Compensation". The Director Plan is designed to strengthen and enhance the alignment of the interests of the directors with those of the Company's other shareowners, and to enable the Company to continue to attract and retain qualified individuals to serve on its Board of Directors. The Common Stock feature of the Director Plan has two components: ongoing annual awards; and one-time retirement program termination awards. The deferred compensation feature of the Director Plan consists of two accounts for each participating director: a cash account for the accumulation of director's fees payable in cash that the director elects to defer, on which interest accrues at the prime rate in effect at the beginning of each month at Citibank, N.A.; and a stock account, for the accumulation of units that are equivalent in value to shares of the Company's Common Stock ("Stock Units"), on which amounts equal to cash dividends on the Stock Units in the account accrue as additional Stock Units.

GENERAL
-------

     Eligibility: Only the Company's outside directors are eligible to participate in the Director Plan. No director who is an officer or employee of the Company or any affiliate or subsidiary of the Company may participate. The Company currently has ten outside directors. Participation in the Director Plan is mandatory for the outside directors.

     Shares Available under the Plan: The Director Plan authorizes the issuance of up to 200,000 shares of the Company's Common Stock (the "Stock"). However, the number of shares issuable under the Director Plan will be adjusted by the Board of Directors in the event of a stock dividend, stock split, combination, reclassification, recapitalization or other capital adjustment of all shares of Stock; and shares of Stock payable to a director under the Director Plan may be either unissued shares or issued and outstanding shares purchased by the Company in the market for that purpose.

     Administration: The Director Plan operates pursuant to procedures and guidelines set forth in the Director Plan itself. Other than the Board of Directors' determination of the total amount payable to outside directors as retainer and/or meeting and special fees, no discretion regarding awards of Stock or Stock Units, or the accumulation of interest or Stock Units, under the Director Plan is vested in the Board of Directors or any other officer of the Company.

ANNUAL AWARDS
-------------

     Under the Director Plan, an award of Stock Units to each outside director's deferred compensation stock account will be made on or about the first day of March in each year, commencing with the year 1997 and continuing through the year 2010 (each such date a "Grant Date"). However, each outside director may elect to receive shares of Stock, in lieu of having an equivalent number of Stock Units credited to his or her deferred compensation stock account, provided that an appropriate written election is made at least six months before the Grant Date. Each annual award will consist of a number of whole and fractional Stock Units equal to the sum of 200 plus the quotient resulting from dividing
(a) twenty-five percent (25%) of the annual retainer fee by (b) the Market Value of the Stock on the Grant Date. For purposes of the Director Plan, the "Market Value" of the Stock will be the average of the high and low sale prices reported on the New York Stock Exchange composite tape. Stock Units credited to a director's stock account in the Director Plan as a result of annual awards will at all times be fully vested and nonforfeitable, and will be payable, in an equivalent number of shares of Stock, only upon termination of the director's service on the Board of Directors.

     Because annual awards are subject to retainer fee levels, and the value of these awards will be determined based on the Market Value of the Stock in the future, the amount and value of the annual awards to be received under the Director Plan by the outside directors cannot be determined in advance. However, if the Director Plan had been in effect during 1995, each of the ten outside Directors would have been awarded, on March 1, 1995, 304.065 Stock Units valued, on that date, at $38.4375 each, or 304 shares of Stock and a fractional share cash payment of $2.50.

RETIREMENT PROGRAM TERMINATION AWARDS
-------------------------------------

     As of May 15, 1996, a specified number of Stock Units will be credited to the deferred compensation stock account of each of the Company's current outside directors, each of whom has irrevocably waived any benefits payable under the Company's existing Directors' Retirement Program, contingent upon shareholder approval of the Director Plan. The number of Stock Units for each current outside director is based on a formula that assigns actuarial value to the vested benefits that could have been paid to each outside director under the existing retirement program; and the aggregate number of Stock Units credited to the ten outside directors will be 7,333. The Stock Units credited to a Director's stock account in the Director Plan as a result of a retirement program termination award will at all times be fully vested and nonforfeitable, and will be payable, in an equivalent number of shares of Stock, only upon termination of the director's service on the Board of Directors.

ELECTION TO DEFER FEES
----------------------

     The Director Plan permits outside directors to elect to defer receipt of all or part of the seventy-five percent (75%) portion of the annual retainer fee, committee chairperson fees and meeting fees payable in cash, provided that an appropriate written election to defer is made at least six months before the date that the fee is payable. All amounts deferred are credited when payable, at the director's election, to either the director's cash account or to the director's stock account (in a number of whole and fractional Stock Units based on the Market Value of the Stock on the date the fee is payable). All amounts so credited to a director's cash account or stock account in the Director Plan will at all times be fully vested and nonforfeitable, and will be payable, the cash account in cash and the stock account in an equivalent number of shares of Stock, only upon termination of the director's service on the Board of Directors.

TERMINATION; AMENDMENT
----------------------

     Unless sooner terminated by the Board of Directors, no annual awards will be made under the Director Plan after March 1, 2010, although Stock Units may be awarded and paid after that date to the extent of the remaining shares of Stock authorized for issuance under the Director Plan. In the event of a merger, consolidation or other corporate reorganization transaction with a shareholder or group of shareholders holding 25% or more of the outstanding Stock, all of the cash accounts and stock accounts in the Director Plan will be terminated and become payable, in cash, immediately. The Board of Directors may terminate, suspend or amend the Director Plan, provided that certain material amendments will be submitted for shareholder approval if and to the extent necessary for the Director Plan to satisfy the requirements of the exemption from the short-swing profits rules under Section 16 of the Securities and Exchange Act of 1934. The Director Plan provisions that establish the amount, price and time of annual awards may not be amended more than once every six months.

     The following resolution will be submitted to the meeting:

     "RESOLVED: That The United Illuminating Company Non-Employee Directors Common Stock and Deferred Compensation Plan be approved."

     THE AFFIRMATIVE VOTES OF A MAJORITY OF SHARES OF COMMON STOCK REPRESENTED AT THE MEETING WILL BE REQUIRED TO APPROVE THE NON-EMPLOYEE DIRECTORS COMMON STOCK AND DEFERRED COMPENSATION PLAN. THE BOARD OF DIRECTORS RECOMMENDS A VOTE FOR THIS PLAN.

DATE FOR SUBMISSION OF PROPOSALS BY SECURITY HOLDERS:

     Shareowners who intend to present proposals for action at the 1997 Annual Meeting of the Shareowners of the Company are advised that such proposals must be received at the principal executive offices of the Company by November 29, 1996 in order to be included in the Company's proxy statement and form of proxy for that meeting.

-------------------------

     THE COMPANY HAS FILED WITH THE SECURITIES AND EXCHANGE COMMISSION, PURSUANT TO RULE 13A-1 OF THE COMMISSION UNDER SECTION 13 OF THE SECURITIES EXCHANGE ACT OF 1934, AN ANNUAL REPORT (FORM 10-K) FOR THE FISCAL YEAR ENDED DECEMBER 31, 1995. THE COMPANY WILL PROVIDE A COPY OF SAID FORM 10-K, INCLUDING THE FINANCIAL STATEMENTS AND THE SCHEDULE THERETO, WITHOUT CHARGE, TO EACH PERSON FROM WHOM THE BOARD OF DIRECTORS HAS SOLICITED A PROXY FOR USE AT THE ANNUAL MEETING OF THE SHAREOWNERS OF THE COMPANY AS SET FORTH IN THE FOREGOING PROXY STATEMENT, ON THE WRITTEN REQUEST OF SUCH PERSON DIRECTED TO KURT MOHLMAN, TREASURER AND SECRETARY, THE UNITED ILLUMINATING COMPANY, 157 CHURCH STREET, P.O. BOX 1564 NEW HAVEN, CONNECTICUT 06506. COPIES OF SAID FORM 10-K FURNISHED WITHOUT CHARGE WILL NOT INCLUDE ALL OF THE EXHIBITS THERETO. THE COMPANY WILL FURNISH A COPY OF ANY SUCH EXHIBIT UPON THE PAYMENT OF A FEE TO DEFRAY THE COMPANY'S EXPENSE (10 CENTS PER PAGE, PLUS POSTAGE) OF FURNISHING IT.

-------------------------
                                        BY ORDER OF THE BOARD OF DIRECTORS

March 28, 1996                          KURT MOHLMAN, Treasurer and Secretary

                         THE UNITED ILLUMINATING COMPANY

                   NOTICE OF ANNUAL MEETING OF THE SHAREOWNERS

TO THE SHAREOWNERS:

     Notice is hereby given that the Annual Meeting of the Shareowners of The United Illuminating Company will be held at the New Haven Lawn Club, 193 Whitney Avenue, New Haven, Connecticut, on Wednesday, May 15, 1996 at ten o'clock in the forenoon, for the following purposes:

     1.   To elect a Board of Directors for the ensuing year.

     2. To vote on the approval of the employment, by the Board of Directors, of Price Waterhouse LLP as the firm of independent public accountants to audit the books and affairs of the Company for the fiscal year 1996.

     3.   To  vote  on  the   approval  of  The  United   Illuminating   Company
          Non-Employee Directors Common Stock and Deferred Compensation Plan.

     4. To transact such other business as may properly come before the meeting or any adjournments thereof.

     The Board of Directors has fixed the close of business on March 13, 1996 as the record date for determination of the shareowners of the Company entitled to notice of, and to vote at, the meeting and any adjournments thereof.

     Regardless of whether you plan to attend the meeting, please fill in, sign, date and return promptly the attached proxy in the accompanying envelope, which requires no postage if mailed in the United States.

     Dated at New Haven, Connecticut, this 28th day of March, 1996.

                                          By Order of the Board of Directors


                                          Kurt Mohlman, Treasurer and Secretary

                             YOUR VOTE IS IMPORTANT
In order to save the Company the expense of further solicitation to ensure that a quorum is present at the Annual Meeting, please mail your proxy promptly-regardless of the number of shares you own, and regardless of whether you plan to attend the meeting.

A diagram showing the location of the New Haven Lawn Club appears on the inside of the back cover of the Proxy Statement.

                             DETACH PROXY CARD HERE

(1)  ELECTION OF A BOARD OF
     DIRECTORS

FOR all nominees
listed below               [_]

WITHHOLD AUTHORITY to vote
for all nominees listed below.       [_]

*EXCEPTIONS                [_]

Nominees: Thelma R. Albright,  Marc C. Breslawsky,  David E. A. Carson,  John F.
     Croweak, J. Hugh Devlin, Robert L. Fiscus, Richard J. Grossi, Betsy Henley-Cohn, John L. Lahey, F. Patrick McFadden, Jr., Frank R. O'Keefe, Jr., James A. Thomas, and, in their discretion, such other person or persons as the present Board of Directors shall determine, if one or more of said nominees is unable to serve.

(INSTRUCTIONS: To withhold authority to vote for any individual nominee, mark the "Exceptions" box and write that nominee's name in the space provided below.)

*Exceptions
           -------------------------------------------------------------------

(2) Approval of the employment of Price Waterhouse LLP as independent auditors for fiscal year 1996. (Proposed by the Board of Directors.)

         FOR      [_]      AGAINST  [_]     ABSTAIN  [_]

(3) Approval of The United Illuminating Company Non-Employee Directors Common Stock and Deferred Compensation Plan. (Proposed by the Board of Directors.)

         FOR      [_]      AGAINST  [_]     ABSTAIN  [_]

(4) In their discretion on any other matters that may properly come before said meeting or any adjournment thereof.

                                          Change of Address and/or
                                          Comments Mark Here.         [_]

                    When signing as attorney, executor, administrator, trustee or guardian, give title as such. If the signer is a corporation, sign in the corporate name by duly authorized officer.

                    Dated:                   , 1996
                          -------------------

                    -------------------------------

                    -------------------------------
                           PLEASE SIGN HERE

                                    Votes MUST be indicated
                                    (x) in Black or Blue ink.          [_]

Please sign, date and return the proxy card promptly using the enclosed envelope.

                                ADMISSION TICKET

                         THE UNITED ILLUMINATING COMPANY

                          ANNUAL MEETING OF SHAREOWNERS
                           MAY 15, 1996 AT 10:00 A.M.
                               NEW HAVEN LAWN CLUB
                               193 WHITNEY AVENUE
                             NEW HAVEN, CONNECTICUT

DIRECTIONS:

FROM I-95:
Follow signs to I-91 and then follow directions below.

FROM I-91:
Take Exit #3 (Trumbull Street Exit). Go straight two blocks to Whitney Avenue. Right on Whitney. Club sign and entrance on right.

FROM WILBUR CROSS PARKWAY (ROUTE 15):
Exit 61
Take Whitney Avenue Exit. Go towards New Haven approximately five miles. Club sign and entrance on left.

FROM  DOWNTOWN NEW HAVEN:
Take Church Street towards Hamden. Church Street becomes Whitney Avenue. The club is on the right hand side (diagonally across from the Peabody Museum). Small sign at Club's entrance.
---------------------------------------------

Please note: The Club is set back on Whitney Avenue. (You must go down a long driveway to see it.) There are buildings in front of it making it difficult to see from Whitney Avenue.

                         THE UNITED ILLUMINATING COMPANY

                               COMMON STOCK PROXY

               PROXY SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS

      The undersigned hereby appoints Betsy Henley-Cohn, John L. Lahey, and F. Patrick McFadden, Jr. agents, for and in the name of the undersigned and with all powers the undersigned would possess if personally present, to vote all shares of the Common Stock of The United Illuminating Company which the undersigned is entitled to vote at the Annual Meeting of the Shareowners to be held on Wednesday, May 15, 1996, and at any adjournments thereof.

      THIS PROXY, WHEN PROPERLY SIGNED AND RETURNED TO THE COMPANY, WILL BE VOTED IN THE MANNER INDICATED ON THE REVERSE SIDE. UNLESS OTHERWISE DIRECTED ON THE REVERSE SIDE, THE UNDERSIGNED'S VOTE WILL BE CAST FOR THE ELECTION OF ALL NOMINEES LISTED TO THE BOARD OF DIRECTORS AND FOR ITEM (2) AND ITEM (3).

                     (Continued,  and to be signed and dated, on reverse side.)

                                    THE UNITED ILLUMINATING COMPANY
                                    P.O. BOX 11031
                                    NEW YORK, N.Y. 10203-0031